UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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MARKETO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Marketo, Inc. (“Marketo” or the “Company”) by Milestone Holdco, LLC, a Delaware limited liability company (“Parent”), and Milestone Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated May 27, 2016, by and among the Company, Parent and Merger Sub:

(i)                                     External Letter

(ii)                                  External FAQ

(iii)                               Employee Equity Award FAQ

Each item listed above was first used or made available on June 29, 2016.

External Letter

The acquisition by Vista will allow Marketo to remain independent and continue to direct all of our energy to what we have done for so long: set the agenda for product innovation and thought leadership for the entire digital marketing industry, and to make customers, partners and the rest of the Marketing Nation successful. We are committed to delivering on our strategic product roadmap and current and future customer commitments. These are our top priorities.

I’d also like to share a few statements from customers and analysts that view the acquisition as a good thing for Marketo.

“We view Marketo’s acquisition by Vista as a positive as it allows the company to remain independent and continue to focus on delivering new and innovative products that help us drive fan engagement. Our fans expect to hear from us at exactly the right time with the right message, and Marketo is and will continue to be a key player in helping us do that.”

-Vince Ircandia, senior vice president, Business Operations, Portland Trail Blazers

“Marketo has helped Connecture transform our marketing efforts — they are the backbone of our marketing technology hub. We look forward to continuing to work with Marketo to reach our customers with personalized messages across all channels, devices, and locations.”

-Stephanie Meyer, CMO, Connecture

SiriusDecisions blog post: https://marketplace.siriusdecisions.com/Blogs/MarketotoBeAcquiredbyVistaEquityPartners

Forrester Quote:

“Marketo’s acquisition by a tech-focused private equity firm gives it the flexibility to reinvent its platform to deliver the marketing transformation Forrester has been predicting — from a top-notch supplier of leads to the architect of customer engagement across the entire customer life cycle.”

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) has filed a preliminary proxy statement of Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive statement with the SEC, Marketo will furnish to its stockholders the definitive proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The preliminary proxy statement described above contains important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Marketo’s preliminary proxy statement of Schedule 14A filed with the SEC on June 13, 2016.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.

External FAQ

Q: Is Vista committed to Marketo’s vision?

A:  Yes. Vista shares Marketo’s vision to set the agenda for product innovation and thought leadership for the entire digital marketing industry. Vista has pioneered a unique new investment and operating model for high-growth SaaS companies like Marketo who are strategically positioned with best-in-class software products in big markets. Vista views Marketo as the clear leader in the marketing automation space and is excited to help Marketo accelerate innovation, growth, and excellence.

Q: How will the transaction affect customers?

A: There is no change whatsoever for customers. It is business as usual. Marketo remains deeply committed to delivering on its strategic product roadmap and current and future customer commitments, and all services for customers remain in place. Vista like Marketo is a bold innovator and a long-time Marketo customer with several of its portfolio companies part of the Marketo Marketing Nation. Vista is acquiring Marketo to invest in continued innovation and strong revenue growth.

Q:  Will this change affect my pricing or contract with Marketo?

A:  No. All customer commitments remain in place and there will be no changes to the working relationship. And there are no pricing changes planned based on this transaction.

Q:  Will this change the way we sell our products?

A:  No. It is business as usual. We will continue to operate, support, market and sell in the same manner in which we have done in recent months/quarters.

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) has filed a preliminary proxy statement of Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive statement with the SEC, Marketo will furnish to its stockholders the definitive proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The preliminary proxy statement described above contains important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Marketo’s preliminary proxy statement of Schedule 14A filed with the SEC on June 13, 2016.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.

Employee Equity Award FAQ

EQUITY AWARD FREQUENTLY ASKED QUESTIONS (the “FAQ”)

These FAQs describe the treatment of the Marketo 2013 Employee Stock Purchase Plan (the “ESPP”), equity awards granted under Marketo’s equity plans, and Marketo common stock in connection with the proposed acquisition of Marketo by Vista Equity Partners.  Please note that the treatment described below is contingent upon the consummation of the transaction.  If the transaction is not consummated, the treatment of ESPP shares, Market equity awards, and Marketo common stock described below will not occur, and the ESPP and all Marketo equity awards will continue under their present terms and conditions.  In these FAQs, the U.S. Federal tax implications are summarily described.  You should consult your own tax advisor as to the specific tax implications to you of the proposed transaction with respect to your equity awards, including the applicability and effect of Federal, state, local and foreign tax laws.  Your Federal, state, local and foreign tax consequences depend upon your unique circumstances.

ESPP

(1)               When will the final ESPP purchase date be?

We expect that the final purchase date under the ESPP will occur on the earlier of August 15th or within a few days prior to closing, which has not yet been set.  Purchased shares will be deposited into your E*TRADE account shortly after the purchase date.  Marketo will only buy whole shares with your current contributions.  You will receive a refund of any contribution that is not enough to buy a whole share or if you reach the annual $25,000 IRS limitation. If you are due a refund, it is expected to be processed within one to two pay periods after closing.

(2)               How will I be paid for my ESPP shares?

Any ESPP shares you still hold immediately before the closing, including ESPP shares purchased on the final ESPP purchase date, will be cancelled at closing and converted into the right to receive a cash payment equal to $35.25 per share.  The cash payment will be treated in the same way as other shares of our common stock on the closing, as described below under question #10.

(3)               How will the sale of my ESPP shares purchased on the final purchase date be taxed for U.S. Federal income tax purposes?

The sale of ESPP shares purchased on the final purchase date will be a disqualifying disposition.    Please refer to the ESPP prospectus on Marketo Central for further information about the tax treatment of a disqualifying disposition of your ESPP shares.

(4)               When will the ESPP terminate?

The ESPP will terminate immediately following the final purchase date.  After the final purchase date, there will no further ESPP contributions.

Equity Awards

(5)               What happens to my equity awards?

Restricted Stock Units (“RSUs”): Any unvested RSUs that are outstanding as of immediately prior to the closing will immediately vest, be cancelled and then converted into the right to receive a cash payment, less applicable withholding taxes (which, for U.S. employees, includes employment tax withholding and income tax withholding with Federal and state income tax withholding calculated at the rate used for supplemental wages), equal to (i) the number of such RSUs multiplied by (ii) $35.25.  Payment is expected to be made via payroll.  The cash payments will be taxable to you as ordinary income for U.S. federal income tax purposes.

Example (unvested RSUs): You have 100 unvested RSUs immediately prior to the closing.  You will receive 100 x $35.25 = $3,525.00.  This amount will be considered ordinary income for U.S. Federal income tax purposes.

Performance Shares: If any of your unvested performance shares are subject to performance-based vesting conditions for which the performance period has not been completed as of immediately before the closing, the number of performance will be determined pursuant to the “change in control” provisions of the award agreement underlying the performance share (with the remaining time-vested requirements deemed satisfied).  Such number of performance shares will be converted into the right to receive a cash payment, less applicable withholding taxes (which, for U.S. employees, includes employment tax withholding and income tax withholding with Federal and state income tax withholding calculated at the rate used for supplemental wages), equal to (i) the number of such performance shares deemed to be earned multiplied by (ii) $35.25.  Payment is expected to be made via payroll.  The cash payments will be taxable to you as ordinary income for U.S. federal income tax purposes.

Stock Options: Any stock options to purchase shares of our common stock (whether vested or unvested) that are outstanding and unexercised as of immediately before the closing and have a per share exercise price of less than $35.25 per share will be cancelled and converted into the right to receive a cash payment, less applicable withholding taxes (which, for U.S. employees, includes employment tax withholding and income tax withholding with Federal and state income tax withholding calculated at the rate used for supplemental wages), equal to (i) the number of shares subject to the unexercised portion of such option multiplied by (ii) the difference between $35.25 and the per share exercise price of such option.  Any options that have a per share exercise price of $35.25 or more will be cancelled for no consideration.  If you exercise any options prior to the closing, please see question #8 below for the consequences of such an exercise.

Example (in-the-money options): You have 1,000 unexercised options immediately prior to the closing at a strike price of $12.00 per share.  You will receive 1000 x ($35.25 - $12.00) = $23,250.00.  This amount will be considered ordinary income for U.S. federal income tax purposes.

(6)               How will the cash-out payment for my equity awards be paid?

The cash payment for your equity awards is expected to be processed through payroll as a special payroll run and will be paid in the same manner as your regular payroll checks.  If you currently receive your regular payroll check via a direct deposit to your bank account, the cash-out payment will be made by direct deposit to the same account.  On the other hand, if you currently receive a hard-copy payroll check, then you will receive a hard-copy check for your cash-out payment.  The cash-out payment to employees outside of the USA will be based on the applicable exchange rate for your local country in effect on the date of closing.  Marketo will withhold applicable taxes from your payment per your local country requirements.

(7)               When will the cash-out payment for my equity awards be paid?

We expect (but cannot guarantee) to make the cash-out payment within approximately two weeks after the closing.

(8)               What happens if I exercise my options prior to closing?

If you exercise any options prior to the closing, you will not receive the cash-out payment described above under question #5 with respect to the shares of our common stock that you receive upon the exercise of these options, but such shares will be treated in the same way as other shares of our common stock on the closing, as described below under question #10.

If you exercise options prior to closing that are incentive stock options (within the meaning of Section 422 of the Code (“ISOs”)), such disposition of the shares at the closing will be considered a “disqualifying disposition.”  Upon a disqualifying disposition, you generally will recognize ordinary income equal to the excess, if any, of the lesser of (i) the “fair market value” of the shares at the time of the ISO was exercised minus the aggregate exercise price paid for those shares or (ii) the cash payment you receive in exchange for the shares (described below under question #10) minus the aggregate exercise price paid for those shares.  Such income will constitute wages, taxable at ordinary income rates, but will not be subject to collection of applicable Federal and state income tax withholding.  Please note that although you will not be subject to Federal and state income tax withholding, you will be required to pay applicable Federal and state income tax with respect to such amounts.  Such income also will not be subject to employment (e.g., FICA) taxes.  Any additional gain or loss generally will be short-term capital gain or loss.

If you exercise options that are nonstatutory stock options (“NSOs”), you will recognize ordinary income equal to the excess, if any, of (i) the “fair market value” of the shares that you acquire through such exercise at the time of exercise over (ii) the aggregate exercise price paid for those shares.  If you are currently an employee or were an employee at the time of the NSO grant, such income will constitute wages and will be subject to payment and withholding of applicable Federal and state income and employment taxes.  Any additional gain or loss generally will be short-term capital gain or loss.

Please note that any transactions made prior to closing must comply with Marketo’s Insider Trading Policy, which can be found on Marketo Central and any exercise may be limited by a blackout described in question #9.  Your Federal, state, local and foreign tax consequences depend on your unique circumstances, so please consult with your own tax advisor as to the specific tax implications to you of the transaction with respect to your options.

(9)               Will there be a blackout period if I want to exercise my stock options prior to the closing?

YES.  To facilitate the administrative work to cash out all in-the-money stock options at the deal closing, we will need to put a stock option exercise blackout in place for all outstanding stock options. The blackout period is expected to begin a few business days before closing, and will be communicated to you if and when the closing date is established. If you hold stock options that you would like to exercise prior to the blackout period, you must do so no later than such date. No stock option exercises will be allowed after close of business on such date.  If you continue to hold stock options after this date that have an exercise price that is less than $35.25 per share, they will be paid out after the deal closes.

Common Stock

(10)        How and when will I be paid for the common stock I currently own in my brokerage account?

Your shares of common stock will be cancelled at the closing and converted into the right to receive a cash payment equal to $35.25 per share.  The payment will be made to your brokerage account.  Please contact your broker after the closing for further details.

(11)        How and when will I be paid for the common stock I currently own that is held in book entry at Computershare?

Your shares of common stock will be cancelled at the closing and converted into the right to receive a cash payment equal to $35.25 per share.  The payment will be made by Computershare, the Payment Agent for the transaction.  Please contact Computershare after the closing for further details.

Any descriptions contained in this FAQ regarding how the treatment of ESPP shares, Marketo equity awards, and Marketo common stock in connection with the merger will be characterized for tax purposes are provided solely for general information purposes and do not constitute tax advice.  Your Federal, state, local, and foreign tax consequences depend upon your unique circumstances.  You should consult your own tax advisor as to the specific tax implications to you of the merger with respect to your ESPP shares, Market equity awards, and/or shares of Marketo common stock, including the applicability and effect of Federal, state, local, and foreign tax laws.

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) has filed a preliminary proxy statement of Schedule 14A with the Securities and Exchange Commission (the “SEC”).  Promptly after filing its definitive statement with the SEC, Marketo will furnish to its stockholders the definitive proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”).  The preliminary proxy statement described above contains important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov.  In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Marketo’s preliminary proxy statement of Schedule 14A filed with the SEC on June 13, 2016.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) has filed a preliminary proxy statement of Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive statement with the SEC, Marketo will furnish to its stockholders the definitive proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The preliminary proxy statement described above contains important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Marketo’s preliminary proxy statement of Schedule 14A filed with the SEC on June 13, 2016.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.